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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported):    August 3, 2006
                                                 -------------------------


                          Career Education Corporation
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


            Delaware                0-23245                   36-3932190
            --------               --------                   ----------
(State or Other Jurisdiction       (Commission               (IRS Employer
        of Incorporation)         File Number)              Identification No.)


         2895 Greenspoint Parkway, Suite 600, Hoffman Estates, IL  60169
         --------------------------------------------------------  ------
               (Address of Principal Executive Offices)          (Zip Code)


        Registrant's telephone number, including area code (847) 781-3600
                                                           --------------

 ------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On August 3, 2006, Career Education Corporation (the "Registrant") issued a press release to report the Registrant's financial results for the second quarter ended June 30, 2006. A copy of the Registrant's release is attached hereto as Exhibit 99.1, and the information contained therein is incorporated herein by reference. The information contained in Item 2.02 to this Form 8-K, including the exhibit, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and the information shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.


Item 9.01 Financial Statements and Exhibits.

(d) Exhibits


    Exhibit
    Number     Description of Exhibits
    --------   -------------------------
     99.1      Press Release of Registrant  dated August 3, 2006,  reporting the
               Registrant's  financial results for the second quarter ended
               June 30, 2006.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

        CAREER EDUCATION CORPORATION


        By: /s/ Janice L. Block
            ---------------------------------------------------------------
            Janice L. Block
            Senior Vice President, Chief Legal Officer, and Corporate Secretary



Dated:  August 3, 2006

                                  Exhibit Index



    Exhibit
    Number     Description of Exhibits
    --------   -------------------------
     99.1      Press Release of Registrant  dated August 3, 2006,  reporting the
               Registrant's  financial results for the second quarter ended
               June 30, 2006.